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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through June 30, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                    Pioneer Real
                                    Estate Shares

--------------------------------------------------------------------------------
                                    Semiannual Report | June 30, 2015
--------------------------------------------------------------------------------

                                    Ticker Symbols:

                                    Class A     PWREX
                                    Class C     PCREX
                                    Class Y     PYREX

                                    [LOGO] PIONEER
                                           Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          18

Notes to Financial Statements                                                 25

Trustees, Officers and Service Providers                                      32

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/15 1

President's Letter

Dear Shareowner,

At mid-year, economic conditions and government policies around the world are far from homogeneous, and we expect them to continue to diverge. In the United States, an ongoing economic expansion has brought the unemployment rate down to levels where wage growth is likely to accelerate. Economic growth and fiscal austerity have dramatically reduced the Federal budget deficit, while very accommodative Federal Reserve System policies have kept interest rates exceptionally low. In Europe and Japan, cyclical economic recoveries/expansions appear to be gaining traction, buttressed by aggressive quantitative easing policies of central banks as well as cheaper currencies. China's ongoing transition from an infrastructure investment-driven to a consumer-driven economy and the dramatic decline in the price of oil -- largely a result of U.S. "fracking" -- have benefited some countries while burdening others. On balance, though, the global economic outlook has continued to improve, although economic and geopolitical "storm clouds" remain.

Today's market environment presents numerous opportunities as well as challenges for investors. While we believe that the capital markets may already have priced in some recent trends, such as the U.S. dollar's appreciation against a basket of global currencies, it is worth noting that investment risks and opportunities are not always aligned with the economic outlook.

Since 1928, Pioneer's investment professionals have focused on identifying and capitalizing on the investment opportunities that present themselves in a variety of ever-changing economic and market conditions, including those we face today, while seeking to limit the risk of the permanent impairment of our clients' capital. Our ongoing goal is to deliver competitive returns consistent with our strategies' stated style and objectives and consistent with our shareholders' expectations over a range of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources, and our commitment to prudent risk management.

2 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when managing the assets our clients have entrusted to us.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/15 3

Portfolio Management Discussion | 6/30/15

Real estate fundaments remain solid during the six-month period ended June 30, 2015, but concerns about higher interest rates weighed on the asset class and drove performance into negative territory. In the following interview, Matthew Troxell of AEW Capital Management, L.P., sub-adviser for Pioneer Real Estate Shares, discusses the market environment for real estate-related investments and the Fund's performance during the period.

Q   How did the Fund perform during the six-month period ended June 30, 2015?

A Class A shares of Pioneer Real Estate Shares returned -5.64% at net asset value during the six-month period ended June 30, 2015, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Real Estate Investment Trust (REIT) Index (the MSCI Index)(1), returned -6.19%. During the same period, the average return for the 267 mutual funds in Lipper's Real Estate Funds category was -5.14%, and the average return of the 287 mutual funds in Morningstar's Real Estate Funds category was -5.31%.

Q How would you describe the market environment for real estate investment trusts (REITS) during the six-month period ended June 30, 2015?

A The six-month period featured a tale of two quarters, with REITs showing gains in the first three months of the period, only to see those gains overcome by losses over the next three months. During the second quarter of 2015, signs of a recovering U.S. economy were accompanied by an upward move in long-term interest rates that hurt the performance of U.S. REITs -- resulting in the asset class's suffering more than a 10% decline for the quarter ended June 30th. The various REIT subsectors responded to the rise in interest rates in different fashion. Freestanding retail companies, such as those in triple-net-lease and health care, struggled the most because they are long-duration assets with higher interest-rate sensitivity. (A triple-net-lease is a lease agreement that designates the lessee, or tenant, as being solely responsible for all of the costs relating to the asset being leased, in addition to the rental fee applied under the lease. Under a triple-net-lease, the tenant typically pays the net real estate taxes owed on the leased asset as

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Real Estate Shares | Semiannual Report | 6/30/15 well as the net building insurance premiums and net common area maintenance costs. Because the tenant is covering these "triple" costs - which would otherwise be the responsibility of the property owner - the rent charged under a triple-net-lease agreement is generally lower than the rent charged in a standard lease agreement.)

    Meanwhile, short-duration assets with lower interest-rate sensitivity, such as residential, lodging, and self-storage REITs, held up relatively well. (Duration is a measure of the sensitivity of the price, or the value of principal, of an investment to changes in interest rates, expressed as a number of years.)

Q Which investments or strategies aided the Fund's benchmark-relative performance during the six-month period ended June 30, 2015?

A Overall performance was negative for the period, but positive stock selection and sector allocation results allowed the Fund to outperform the MSCI Index benchmark. At the company level, the portfolio had a tilt toward REITs with lower debt, which tend to perform better in a rising-rate environment than do leveraged companies carrying high debt burdens.

    In terms of stock selection, benchmark-relative results were strongest in the storage, diversified, and regional mall REIT sectors. Meanwhile, the positive impact of sector allocation strategies on the Fund's relative performance was mainly driven by underweight positions in the underperforming triple-net-lease and health care sectors and an overweight in the outperforming storage sector.

    Among the Fund's individual holdings, top contributors to benchmark-relative performance included overweight positions in the outperforming storage company Extra Space Storage, in diversified company Forest City Enterprises, and in apartment company Equity Residential. Extra Space Storage continued to post better-than-expected earnings results during the first half of this year, and raised 2015 earnings guidance. In January 2015, Forest City Enterprises announced that it would be converting to REIT status in January 2016, a move which boosted its performance. Equity Residential has a solid development pipeline that is leasing up well as the company's projects are delivered to the market.

Q Which investments or strategies detracted from the Fund's benchmark-relative performance results during the six-month period ended June 30, 2015?

A Stock selection results for the Fund were weakest in the apartment, health care, and industrial REIT sectors over the six-month period. Among individual names, the top detractors from relative performance included a lack of portfolio exposure to the outperforming apartment companies Essex Property Trust and UDR, and hotel company Gaming & Leisure Properties. Apartments fared very well in the first half of 2015, given investors' concerns about rising interest rates. As a result, the Fund's performance was hurt by not owning Essex Property Trust and UDR, but those negatives

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/15 5 were more than offset by overweight positions in apartment companies Equity Residential, Camden Property Trust, and AvalonBay Communities. As for Gaming & Leisure Properties, the company proposed to buy real estate assets from Pinnacle Entertainment, which was planning to spin the assets off into a REIT. If the all-stock transaction is approved, it would significantly increase the size of Gaming & Leisure's portfolio.

Q As you prepared for a rising interest-rate environment, did you make adjustments to the Fund's investments strategies during the six-month period ended June 30, 2015?

A We didn't make any significant changes to the Fund's investment strategy during six-month period. The Fund's portfolio continued to be well diversified* by property type and geographic region, and our investment process continued to focus on security selection within each property sector.

    However, we trimmed some Fund positions based upon improving property-market fundamentals and relative valuations. First, we decreased the portfolio's overweight position in the office sector, primarily by selling an overweight position in Kilroy Realty. In our opinion, the company's development pipeline had become fully reflected in its stock price. Second, we moved the portfolio's underweight position in the regional mall sector to an overweight position. We believe improving retail sales should support fundamentals for the sector in a rising-rate environment. Furthermore, new supply is non-existent, and we think companies - such as Simon Property Group - are seeing good returns from redevelopment projects of their existing assets.

    As we have noted, shorter-lease duration sectors with lower interest-rate sensitivity tend to hold up better in a rising-rate environment than longer-lease duration sectors, which have higher interest-rate sensitivity. With interest rates trending higher, however, we don't think it is an effective strategy to simply overweight shorter-lease sectors and underweight longer-lease sectors. We prefer to take a value-oriented approach to identify securities that we believe are underpriced relative to their peers. As such, we are able to discern when investors have already priced lease duration into REIT valuations, as we see with apartments today; or, when other technical factors are at play in a sector, such as the current situation with hotel REITs, which are facing an abundance of new supply.

Q   What is your outlook for interest rates and REITs for the balance of 2015?

A At period end, expectations for U.S. gross domestic product growth for the last three quarters of 2015 fell into the 2.5% to 3.0% range. Given the improvement in the U.S. economy, the Federal Reserve System (the Fed) is expected to raise interest rates during the second half of 2015, possibly in September, although ongoing market concerns surrounding the Greek debt issue as well as other troubled economies could push the Fed's first rate increase into 2016.

* Diversification does not assure a profit nor protect against loss.

6 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

    With the correction in REIT prices during the second quarter of 2015, by many metrics, the REIT sector is more attractively valued than it has been in some time. At June 30, 2015, REITs were trading at an 8% discount to net asset value -- the biggest discount since September 2011. U.S. REIT dividends** were at just below 4% mid-year, and they have continued to trade at wider-than-average spreads to Treasuries. However, REITs remain expensive versus other equities, in our view.

    Yet, while the REIT market is likely to continue to react nervously to upward moves in interest rates in the short term, we believe earnings growth should support dividend growth and help to offset the negative effects of rising rates in the medium to longer terms. Thus, going forward, we expect REIT performance to be driven more by these improving earnings fundamentals than by additional multiple expansion.

**  Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 15-17 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/15 7

Portfolio Summary | 6/30/15

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                                                  15.6%
Regional Mall                                                              15.3%
Office                                                                     13.8%
Health Care                                                                10.1%
Diversified                                                                 9.0%
Shopping Center                                                             8.5%
Storage                                                                     8.4%
Hotel                                                                       7.5%
Industrial                                                                  6.7%
Triple Net Lease                                                            2.1%
Manufactured Home                                                           1.7%
Cash and equivalents                                                        1.3%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1.   Simon Property Group, Inc.                                           9.22%
--------------------------------------------------------------------------------
 2.   Equity Residential Property Trust, Inc.                              6.55
--------------------------------------------------------------------------------
 3.   Boston Properties, Inc.                                              5.47
--------------------------------------------------------------------------------
 4.   Public Storage, Inc.                                                 5.14
--------------------------------------------------------------------------------
 5.   AvalonBay Communities, Inc.                                          5.01
--------------------------------------------------------------------------------
 6.   Prologis, Inc.                                                       4.87
--------------------------------------------------------------------------------
 7.   Taubman Centers, Inc.                                                4.56
--------------------------------------------------------------------------------
 8.   Health Care Real Estate Investment Trust, Inc.                       3.94
--------------------------------------------------------------------------------
 9.   HCP, Inc.                                                            3.31
--------------------------------------------------------------------------------
10.   Ventas, Inc.                                                         3.03
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

Prices and Distributions | 6/30/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      6/30/15                        12/31/14
--------------------------------------------------------------------------------
           A                        $27.66                          $29.58
--------------------------------------------------------------------------------
           C                        $27.26                          $29.15
--------------------------------------------------------------------------------
           Y                        $27.63                          $29.54
--------------------------------------------------------------------------------

Distributions per Share: 1/1/15-6/30/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class          Dividends        Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A                $0.27             $--                  $--
--------------------------------------------------------------------------------
           C                $0.14             $--                  $--
--------------------------------------------------------------------------------
           Y                $0.32             $--                  $--
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/15 9

Performance Update | 6/30/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Real Estate Shares at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                        Net          Public
                        Asset        Offering       MSCI
                        Value        Price          U.S. REIT
Period                  (NAV)        (POP)          Index
--------------------------------------------------------------------------------
10 Years                 6.59%        5.96%          6.96%
5 Years                 13.30        11.97          14.29
1 Year                   4.41        -1.60           3.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.47%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Real Estate Shares    MSCI U.S. REIT Index
6/30/2005          $ 9,425                       $10,000
6/30/2006          $11,624                       $11,965
6/30/2007          $12,736                       $13,407
6/30/2008          $10,771                       $11,510
6/30/2009          $ 6,191                       $ 6,476
6/30/2010          $ 9,561                       $10,053
6/30/2011          $12,632                       $13,480
6/30/2012          $14,114                       $15,258
6/30/2013          $15,214                       $16,636
6/30/2014          $17,096                       $18,861
6/30/2015          $17,851                       $19,603

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

Performance Update | 6/30/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                                       MSCI
                            If            If           U.S. REIT
Period                      Held          Redeemed     Index
--------------------------------------------------------------------------------
10 Years                     5.67%         5.67%        6.96%
5 Years                     12.34         12.34        14.29
1 Year                       3.54          3.54         3.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                              Gross
--------------------------------------------------------------------------------
                              2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Real Estate Shares     MSCI U.S. REIT Index
6/30/2005          $10,000                        $10,000
6/30/2006          $12,229                        $11,965
6/30/2007          $13,285                        $13,407
6/30/2008          $11,138                        $11,510
6/30/2009          $ 6,339                        $ 6,476
6/30/2010          $ 9,703                        $10,053
6/30/2011          $12,707                        $13,480
6/30/2012          $14,082                        $15,258
6/30/2013          $15,049                        $16,636
6/30/2014          $16,766                        $18,861
6/30/2015          $17,360                        $19,603

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 11

Performance Update | 6/30/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Real Estate Shares during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2015)
--------------------------------------------------------------------------------
                                 Net
                                 Asset          MSCI U.S.
                                 Value          REIT
Period                           (NAV)          Index
--------------------------------------------------------------------------------
10 Years                          7.19%          6.96%
5 Years                          13.87          14.29
1 Year                            4.84           3.93
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                                  Gross
--------------------------------------------------------------------------------
                                  1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Real Estate Shares     MSCI U.S. REIT Index
6/30/2005          $ 5,000,000                    $5,000,000
6/30/2006          $ 6,196,897                    $5,982,421
6/30/2007          $ 6,822,430                    $6,703,423
6/30/2008          $ 5,800,501                    $5,755,204
6/30/2009          $ 3,364,343                    $3,238,025
6/30/2010          $ 5,230,273                    $5,026,435
6/30/2011          $ 6,949,541                    $6,739,816
6/30/2012          $ 7,809,439                    $7,628,986
6/30/2013          $ 8,458,994                    $8,317,775
6/30/2014          $ 9,550,483                    $9,430,604
6/30/2015          $10,012,568                    $9,801,414

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2015 through June 30, 2015.

--------------------------------------------------------------------------------
Share Class                             A                 C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00        $1,000.00
Value on 1/1/15
--------------------------------------------------------------------------------
Ending Account                      $  943.60         $  939.70        $  945.50
Value on 6/30/15
--------------------------------------------------------------------------------
Expenses Paid                       $    6.65         $   10.63        $    4.82
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.21%, and 1.00% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2015 through June 30, 2015.

--------------------------------------------------------------------------------
Share Class                             A                 C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00        $1,000.00
Value on 1/1/15
--------------------------------------------------------------------------------
Ending Account                      $1,017.95         $1,013.84        $1,019.84
Value on 6/30/15
--------------------------------------------------------------------------------
Expenses Paid                       $    6.90         $   11.03        $    5.01
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.21%, and 1.00% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

Schedule of Investments | 6/30/15 (unaudited)

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
              COMMON STOCKS -- 99.0%
              CONSUMER SERVICES -- 2.6%
              Hotels, Resorts & Cruise Lines -- 2.6%
     94,800   Extended Stay America, Inc.                          $   1,779,396
     73,600   Hilton Worldwide Holdings, Inc.                          2,027,680
                                                                   -------------
                                                                   $   3,807,076
                                                                   -------------
              Total Consumer Services                              $   3,807,076
--------------------------------------------------------------------------------
              REAL ESTATE -- 96.4%
              Diversified REIT's -- 4.2%
     59,600   American Assets Trust, Inc.                          $   2,336,916
     99,900   Empire State Realty Trust, Inc.*                         1,704,294
     30,000   Liberty Property Trust                                     966,600
     62,318   STORE Capital Corp.                                      1,252,592
                                                                   -------------
                                                                   $   6,260,402
--------------------------------------------------------------------------------
              Health Care REIT -- 10.2%
    133,300   HCP, Inc.                                            $   4,861,451
     88,000   Health Care Real Estate Investment Trust, Inc.           5,775,440
     71,600   Ventas, Inc.                                             4,445,644
                                                                   -------------
                                                                   $  15,082,535
--------------------------------------------------------------------------------
              Hotel & Resort REIT -- 4.9%
     60,700   Chatham Lodging Trust                                $   1,606,729
    166,700   Host Hotels & Resorts, Inc.                              3,305,661
     80,400   RLJ Lodging Trust                                        2,394,312
                                                                   -------------
                                                                   $   7,306,702
--------------------------------------------------------------------------------
              Industrial REIT -- 6.1%
    192,700   Prologis, Inc.                                       $   7,149,170
    128,200   Rexford Industrial Realty, Inc.*                         1,869,156
                                                                   -------------
                                                                   $   9,018,326
--------------------------------------------------------------------------------
              Office REIT -- 17.0%
    119,500   BioMed Realty Trust, Inc.                            $   2,311,130
     66,300   Boston Properties, Inc.                                  8,024,952
     58,000   Douglas Emmett, Inc.                                     1,562,520
     95,100   DuPont Fabros Technology, Inc.                           2,800,695
     18,900   Easterly Government Properties, Inc.                       300,888
     84,150   Gramercy Property Trust, Inc.                            1,966,586
     20,800   Kilroy Realty Corp.                                      1,396,720
    121,500   Paramount Group, Inc.                                    2,084,940
    166,300   Piedmont Office Realty Trust, Inc.                       2,925,217
     19,200   Vornado Realty Trust                                     1,822,656
                                                                   -------------
                                                                   $  25,196,304
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 15

--------------------------------------------------------------------------------
Shares                                                             Value
--------------------------------------------------------------------------------
              Residential REIT -- 17.4%
     54,800   American Campus Communities, Inc.                    $   2,065,412
     47,200   American Homes 4 Rent*                                     757,088
     46,000   AvalonBay Communities, Inc.                              7,354,020
     46,600   Camden Property Trust                                    3,461,448
     48,500   Equity LifeStyle Properties, Inc.                        2,550,130
    136,900   Equity Residential Property Trust, Inc.                  9,606,273
                                                                   -------------
                                                                   $  25,794,371
--------------------------------------------------------------------------------
              Retail REIT -- 24.9%
     82,600   Acadia Realty Trust                                  $   2,404,486
    179,000   DDR Corp.                                                2,767,340
     33,400   Federal Realty Investment Trust                          4,278,206
     44,200   National Retail Properties, Inc.                         1,547,442
     94,400   Retail Opportunity Investments Corp.                     1,474,528
     78,200   Simon Property Group, Inc.                              13,530,163
     54,800   Tanger Factory Outlet Centers, Inc.                      1,737,160
     96,300   Taubman Centers, Inc.                                    6,692,850
     33,700   The Macerich Co.                                         2,514,020
                                                                   -------------
                                                                   $  36,946,195
--------------------------------------------------------------------------------
              Specialized REIT -- 8.4%
     96,200   CubeSmart                                            $   2,227,992
     40,300   Extra Space Storage, Inc.                                2,628,366
     40,900   Public Storage, Inc.                                     7,540,733
                                                                   -------------
                                                                   $  12,397,091
--------------------------------------------------------------------------------
              Diversified Real Estate Activities -- 1.2%
     45,100   Alexander & Baldwin, Inc.*                           $   1,776,940
--------------------------------------------------------------------------------
              Real Estate Operating Companies -- 2.1%
    141,700   Forest City Enterprises, Inc.*                       $   3,131,570
                                                                   -------------
              Total Real Estate                                    $ 142,910,436
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $85,108,894)                                   $ 146,717,512
--------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 99.0%
              (Cost $85,108,894) (a)                               $ 146,717,512
--------------------------------------------------------------------------------
              OTHER ASSETS & LIABILITIES -- 1.0%                   $   1,519,484
--------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                           $ 148,236,996
================================================================================

The accompanying notes are an integral part of these financial statements.

16 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

*        Non-income producing security.

REIT     Real Estate Investment Trust.

(a) At June 30, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $87,171,221 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                                  $60,594,368

           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                   (1,048,077)
                                                                                        -----------
           Net unrealized appreciation                                                  $59,546,291
                                                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2015 aggregated $14,903,870 and $23,240,085, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                    Level 1               Level 2      Level 3     Total
--------------------------------------------------------------------------------
Common Stocks       $146,717,512          $--          $--         $146,717,512
--------------------------------------------------------------------------------
Total               $146,717,512          $--          $--         $146,717,512
================================================================================

During the six months ended June 30, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 17

Statement of Assets and Liabilities | 6/30/15 (unaudited)

ASSETS:
  Investment in securities (cost $85,108,894)                      $146,717,512
  Cash                                                                  413,793
  Receivables --
     Investment securities sold                                       1,052,480
     Fund shares sold                                                   186,910
     Dividends                                                          559,010
  Prepaid Expenses                                                       32,267
--------------------------------------------------------------------------------
        Total assets                                               $148,961,972
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                               $     48,870
     Fund shares repurchased                                            606,251
  Due to affiliates                                                      56,966
  Accrued expenses                                                       12,889
--------------------------------------------------------------------------------
         Total liabilities                                         $    724,976
================================================================================
NET ASSETS:
  Paid-in capital                                                  $ 76,365,386
  Distributions in excess of net investment income                       (2,700)
  Accumulated net realized gain                                      10,265,692
  Net unrealized appreciation on investments                         61,608,618
--------------------------------------------------------------------------------
         Total net assets                                          $148,236,996
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $96,746,661/3,497,428 shares)                  $      27.66
  Class C (based on $12,220,987/448,276 shares)                    $      27.26
  Class Y (based on $39,269,348/1,421,303 shares)                  $      27.63
MAXIMUM OFFERING PRICE:
  Class A ($27.66 / 94.25%)                                        $      29.35
================================================================================

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

Statement of Operations (unaudited)

For the Six Months Ended 6/30/15

INVESTMENT INCOME:
  Dividends                                                        $2,677,259
  Interest                                                                419
---------------------------------------------------------------------------------------------
         Total investment income                                                $  2,677,678
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $ 683,527
  Transfer agent fees
     Class A                                                           68,852
     Class C                                                           13,509
     Class Y                                                              831
  Distribution fees
     Class A                                                          134,748
     Class C                                                           69,763
  Shareholder communications expense                                   77,970
  Administrative reimbursements                                        30,774
  Custodian fees                                                        4,475
  Registration fees                                                    25,719
  Professional fees                                                    19,165
  Printing expense                                                      4,863
  Fees and expenses of nonaffiliated Trustees                           4,073
  Miscellaneous                                                         8,779
---------------------------------------------------------------------------------------------
     Total expenses                                                             $  1,147,048
---------------------------------------------------------------------------------------------
         Net investment income                                                  $  1,530,630
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                              $  9,248,393
---------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                          $(19,639,235)
---------------------------------------------------------------------------------------------
  Net loss on investments                                                       $(10,390,842)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                          $ (8,860,212)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 19

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 6/30/15            Year Ended
                                                                 (unaudited)        12/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   1,530,630      $   1,724,373
Net realized gain on investments                                     9,248,393         13,311,930
Change in net unrealized appreciation (depreciation)
  on investments                                                   (19,639,235)        24,436,374
--------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations           $  (8,860,212)     $  39,472,677
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.27 and $0.29 per share, respectively)           $    (958,079)     $    (989,405)
     Class C ($0.14 and $0.12 per share, respectively)                 (65,080)           (53,796)
     Class Y ($0.32 and $0.41 per share, respectively)                (510,171)          (681,172)
Net realized gain:
     Class A ($0.00 and $1.85 per share, respectively)                      --         (6,373,490)
     Class B ($0.00 and $0.10 per share, respectively)*                     --            (11,714)
     Class C ($0.00 and $1.79 per share, respectively)                      --           (778,104)
     Class Y ($0.00 and $1.85 per share, respectively)                      --         (3,044,959)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $  (1,533,330)     $ (11,932,640)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  25,517,981      $  57,260,120
Reinvestment of distributions                                        1,244,684          9,852,654
Cost of shares repurchased                                         (39,203,716)       (53,512,265)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $ (12,441,051)     $  13,600,509
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $ (22,834,593)     $  41,140,546
NET ASSETS:
Beginning of period                                              $ 171,071,589      $ 129,931,043
--------------------------------------------------------------------------------------------------
End of period                                                    $ 148,236,996      $ 171,071,589
--------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $      (2,700)     $          --
==================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

-----------------------------------------------------------------------------------------------------
                                         '15 Shares    '15 Amount
                                         (unaudited)   (unaudited)         '14 Shares   '14 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                               452,432      $     13,666,047      868,137    $ 24,367,044
Reinvestment of distributions              31,141               923,434      249,424       7,140,185
Less shares repurchased                  (607,500)          (18,183,883)    (757,730)    (21,239,437)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)            (123,927)     $     (3,594,402)     359,831    $ 10,267,792
=====================================================================================================
Class B*
Shares sold or exchanged                       --      $             --        2,048    $     54,831
Reinvestment of distributions                  --                    --          426          11,665
Less shares repurchased                        --                    --     (147,771)     (4,288,435)
-----------------------------------------------------------------------------------------------------
      Net decrease                             --      $             --     (145,297)   $ (4,221,939)
=====================================================================================================
Class C
Shares sold                               104,671      $      3,133,320      148,015    $  4,122,869
Reinvestment of distributions               2,135                62,394       28,300         798,667
Less shares repurchased                  (119,481)           (3,507,375)    (153,105)     (4,257,714)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)             (12,675)     $       (311,661)      23,210    $    663,822
=====================================================================================================
Class Y
Shares sold                               285,804      $      8,718,614    1,039,298    $ 28,715,376
Reinvestment of distributions               8,698               258,856       66,517       1,902,137
Less shares repurchased                  (583,522)          (17,512,458)    (851,884)    (23,726,679)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease)            (289,020)     $     (8,534,988)     253,931    $  6,890,834
=====================================================================================================

* Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 21

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year       Year      Year      Year      Year
                                                              6/30/15       Ended      Ended     Ended     Ended     Ended
                                                              (unaudited)   12/31/14   12/31/13  12/31/12  12/31/11  12/31/10
-----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $ 29.58       $  24.56   $ 24.76   $ 21.79   $ 20.41   $ 16.24
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.27       $   0.30   $  0.23   $  0.45   $  0.42   $  0.21
   Net realized and unrealized gain (loss) on investments       (1.92)          6.86      0.06      2.97      1.37      4.34
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (1.65)      $   7.16   $  0.29   $  3.42   $  1.79   $  4.55
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.27)      $  (0.29)  $ (0.22)  $ (0.45)  $ (0.41)  $ (0.22)
   Net realized gain                                               --          (1.85)    (0.27)       --        --        --
   Tax return of capital                                           --             --        --        --        --     (0.16)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.27)      $  (2.14)  $ (0.49)  $ (0.45)  $ (0.41)  $ (0.38)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (1.92)      $   5.02   $ (0.20)  $  2.97   $  1.38   $  4.17
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 27.66       $  29.58   $ 24.56   $ 24.76   $ 21.79   $ 20.41
=============================================================================================================================
Total return*                                                   (5.64)%        29.63%     1.14%    15.75%     8.90%    28.25%
Ratio of net expenses to average net assets                      1.38%**        1.47%     1.48%     1.52%     1.59%     1.62%
Ratio of net investment income (loss) to average net assets      1.77%**        1.09%     0.89%     1.87%     1.94%     1.17%
Portfolio turnover rate                                            18%**          22%       17%        8%        8%       14%
Net assets, end of period (in thousands)                      $96,747       $107,116   $80,091   $84,310   $75,318   $75,520
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

---------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year        Year      Year      Year
                                                             6/30/15     Ended     Ended       Ended     Ended     Ended
                                                             (unaudited) 12/31/14  12/31/13    12/31/12  12/31/11  12/31/10
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 29.15     $ 24.24   $ 24.45     $ 21.53   $ 20.15   $ 16.06
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.14     $  0.06   $  0.00(a)  $  0.24   $  0.23   $  0.06
   Net realized and unrealized gain (loss) on investments      (1.89)       6.76      0.08        2.93      1.38      4.27
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (1.75)    $  6.82   $  0.08     $  3.17   $  1.61   $  4.33
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.14)    $ (0.12)  $ (0.02)    $ (0.25)  $ (0.23)  $ (0.14)
   Net realized gain                                              --       (1.79)    (0.27)         --        --        --
   Tax return of capital                                          --          --        --          --        --     (0.10)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.14)    $ (1.91)  $ (0.29)    $ (0.25)  $ (0.23)  $ (0.24)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (1.89)    $  4.91   $ (0.21)    $  2.92   $  1.38   $  4.09
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 27.26     $ 29.15   $ 24.24     $ 24.45   $ 21.53   $ 20.15
===========================================================================================================================
Total return*                                                  (6.03)%     28.50%     0.27%      14.75%     8.07%    27.08%
Ratio of net expenses to average net assets                     2.21%**     2.35%     2.32%       2.37%     2.42%     2.50%
Ratio of net investment income (loss) to average net assets     0.94%**     0.20%     0.02%       1.03%     1.09%     0.31%
Portfolio turnover rate                                           18%**       22%       17%          8%        8%       14%
Net assets, end of period (in thousands)                     $12,221     $13,435   $10,609     $12,667   $11,216   $12,082
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

(a) Amount rounds to less than $0.00 or $(0.00) per share.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 23

---------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended        Year      Year      Year      Year      Year
                                                              6/30/15      Ended     Ended     Ended     Ended     Ended
                                                              (unaudited)  12/31/14  12/31/13  12/31/12  12/31/11  12/31/10
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 29.54      $ 24.52   $ 24.74   $ 21.78   $ 20.39   $ 16.23
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.31      $  0.43   $  0.36   $  0.56   $  0.56   $  0.33
   Net realized and unrealized gain (loss) on investments       (1.90)        6.85      0.05      2.97      1.37      4.32
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (1.59)     $  7.28   $  0.41   $  3.53   $  1.93   $  4.65
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $ (0.32)     $ (0.41)  $ (0.36)  $ (0.57)  $ (0.54)  $ (0.28)
   Net realized gain                                               --        (1.85)    (0.27)       --        --        --
   Tax return of capital                                           --           --        --        --        --     (0.21)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.32)     $ (2.26)  $ (0.63)  $ (0.57)  $ (0.54)  $ (0.49)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (1.91)     $  5.02   $ (0.22)  $  2.96   $  1.39   $  4.16
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 27.63      $ 29.54   $ 24.52   $ 24.74   $ 21.78   $ 20.39
===========================================================================================================================
Total return*                                                   (5.45)%      30.22%     1.61%    16.28%     9.60%    28.97%
Ratio of net expenses to average net assets                      1.00%**      1.03%     1.01%     1.03%     1.00%     1.00%
Ratio of net investment income (loss) to average net assets      2.09%**      1.54%     1.41%     2.48%     2.35%     1.79%
Portfolio turnover rate                                            18%**        22%       17%        8%        8%       14%
Net assets, end of period (in thousands)                      $39,269      $50,520   $35,711   $31,610   $15,811   $46,845
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

Notes to Financial Statements | 6/30/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

During the periods covered by this report, the Fund offers three classes of shares designated as Class A, Class C and Class Y shares. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 25 the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
    (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At June 30, 2015, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

26 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2014, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the years ended December 31, 2014 as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $ 1,957,547
    Long-term capital gain                                             9,975,093
    ----------------------------------------------------------------------------
        Total                                                        $11,932,640
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable Earnings:
    Undistributed long-term capital gain                             $ 3,079,626
    Net unrealized appreciation                                       79,185,526
    ----------------------------------------------------------------------------
        Total                                                        $82,265,152
    ============================================================================

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 27

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $10,785 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2015.

E.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.  Risks

    Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

28 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At June 30, 2015, the Fund had no open repurchase agreements.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. For the six months ended June 30, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.80% of the Fund's daily net assets. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,582 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended June 30, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $49,848
Class C                                                                    7,052
Class Y                                                                   21,070
--------------------------------------------------------------------------------
    Total                                                                $77,970
================================================================================

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 29

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,343 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,041 in distribution fees payable to PFD at June 30, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2015, CDSCs in the amount of $1,414 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the

30 Pioneer Real Estate Shares | Semiannual Report | 6/30/15 limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility is the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank
Offered Rate (LIBOR) plus 0.85% (0.90% prior to February 12, 2014) on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2015, the Fund had no outstanding borrowings.

7. Conversion of Class B Shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Fund were converted to Class A shares.

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit. On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as described in the UniCredit announcement, will entail the establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's investment advisory agreement with the Adviser to terminate. In connection with the Transaction, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement for the Fund. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 31

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

32 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

                           This page for your notes.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 33

                           This page for your notes.

34 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

                           This page for your notes.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/15 35

                           This page for your notes.

36 Pioneer Real Estate Shares | Semiannual Report | 6/30/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19407-10-0815

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not applicable.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not applicable.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not applicable.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not applicable.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date August 28, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 28, 2015

* Print the name and title of each signing officer under his or her signature.